INVESTMENTS	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
INVESTMENTS [Text Block]
5.	INVESTMENTS

	December 31	December 31
	2017	2016

Investment in marketable securities, at cost	$41	$41
Unrealized gain (loss) on marketable securities	127	44
Unrealized foreign exchange gain (loss)	-	-
	$168	$85

Marketable securities are classified as Level 1 in the fair value hierarchy (Note 20) and as available-for-sale financial assets. The fair values of available-for-sale investments are determined based on a market approach reflecting the closing price of each particular security at the reporting date. The closing price is a quoted market price obtained from the exchange that is the principal active market for the particular security, being the market with the greatest volume and level of activity for the assets. Changes in fair value on available-for sale marketable securities are recognized in other comprehensive income or loss, unless there is objective evidence of impairment.